UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 15, 2016
NEWELL BRANDS INC.
(FORMERLY KNOWN AS NEWELL RUBBERMAID INC.)
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9608 (Commission File Number)	36-3514169 (IRS Employer Identification Number)
6655 Peachtree Dunwoody Road
Atlanta, Georgia 30328
(Address of principal executive offices including zip code)
(770) 418-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) As previously reported in the Current Report on Form 8-K, dated April 15, 2016, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Newell Brands Inc. (formerly known as Newell Rubbermaid Inc.) (the “Company”) authorized the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective as of the date of EY’s completion of the review of the Company’s unaudited interim financial statements as of and for the quarter ended March 31, 2016, and the filing of the Company’s related Quarterly Report on Form 10-Q. On May 9, 2016, the Company filed its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016 and EY's role as the Company's independent registered public accounting firm ended.
No audit report of EY on the Company’s consolidated financial statements for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Company’s two most recent fiscal years and subsequent interim period through May 9, 2016 preceding EY’s dismissal, there was no disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in their report.
The Company provided EY with a copy of this Form 8-K/A prior to its filing with the U.S. Securities and Exchange Commission (the “Commission”) and requested EY to furnish the Company with a letter addressed to the Commission stating whether EY agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of EY’s letter, dated May 10, 2016, is attached as Exhibit 16.2 to this Form 8-K/A and incorporated herein by reference.
(b) As previously reported in the Current Report on Form 8-K, dated April 15, 2016, the Audit Committee authorized the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the 2016 fiscal year.
During the Company’s two most recent fiscal years and subsequent interim period preceding PwC’s engagement, neither the Company nor anyone on its behalf consulted PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by PwC to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP, dated April 15, 2016
16.2	Letter from Ernst & Young LLP, dated May 10, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2016
NEWELL BRANDS INC.

	By:	/s/ Bradford R. Turner
Bradford R. Turner
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP, dated April 15, 2016
16.2	Letter from Ernst & Young LLP, dated May 10, 2016